                                                                    Exhibit 10
                           BANCORP RHODE ISLAND, INC.
                        2005 Incentive Compensation Grid

------------------------- ---------------- ------------------ -------------
                             Threshold          Target          Maximum
------------------------- ---------------- ------------------ -------------
------------------------- ---------------- ------------------ -------------
 Percentage of Budgeted        90.0%             100%            104.0%
       Net Income
------------------------- ---------------- ------------------ -------------
------------------------- ---------------- ------------------ -------------
 Base Bonus Percentage         50.0%            90.0%            100.0%

          CEO                  30.00%           54.00%           60.00%
          COO                  25.00%           45.00%           50.00%
    Other Executives           20.00%           36.00%           40.00%
------------------------- ---------------- ------------------ -------------